Supplement Dated July 16, 2010 to Your Prospectus or

Annual Product Information Notice

Putnam VT New Opportunities Fund — Name Change

Effective September 1, 2010, Putnam VT New Opportunities Fund will be renamed Putnam VT Multi-Cap Growth Fund.

Putnam VT The George Putnam Fund of Boston — Name Change

Effective September 1, 2010, Putnam VT The George Putnam Fund of Boston will be renamed Putnam VT George Putnam Balanced Fund.

Putnam VT Vista Fund — Fund Merger

Putnam Investment Management, LLC (“Putnam Management”) and the Board of Trustees (“Board”) of the Putnam Funds approved the merger of the Putnam VT Vista Fund (“Acquired Fund”) into the Putnam VT New Opportunities Fund (“Acquiring Fund”).  The merger is expected to occur after the close of business on September 24, 2010 (merger date); at which time assets of the Acquired Fund will be transferred into the Acquiring Fund, and shareholders of the Acquired Fund will receive shares of the Acquiring Fund.  Prior to the merger on September 1, 2010, the Putnam VT New Opportunities Fund will be re-named Putnam VT Multi-Cap Growth Fund to better reflect the fund’s investment strategy.

As a result, if any of your Policy Value is invested in the Putnam VT Vista Fund sub-account at the time of the merger, that Policy Value will automatically be transferred into the Putnam VT Multi-Cap Growth Fund sub-account on the merger date.  In addition, if we do not receive alternate instructions from you, any premium we receive after the merger date that would have been allocated to the Acquired Fund will be allocated to the Acquiring Fund.

Unless you direct us otherwise, if you are enrolled in any DCA, Asset Rebalancing Program, Asset Allocation or other administrative program that includes transfers of Policy Value or allocation to the Putnam VT Vista Fund sub-account, your enrollment will automatically be updated to reflect the Putnam VT Multi-Cap Growth Fund sub-account.

Upon the date of the merger, all references and information contained in the prospectus for your Policy related to Putnam VT Vista Fund is deleted.

This supplement should be retained with the Prospectus for future reference.

HV-8039